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Exhibit 23.1

Consent of Independent Registered Public Accounting Firm

        We consent to the reference to our firm under the caption "Experts" and to the use of our report dated March 5, 2015, except for Notes 1 and 15(B), as to which the date is May 13, 2015, in the Registration Statement (Form S-1) and related Prospectus of Catabasis Pharmaceuticals, Inc. dated May 13, 2015.

/s/ Ernst & Young LLP
Boston, Massachusetts May 13, 2015

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  Exhibit 23.1
Consent of Independent Registered Public Accounting Firm